UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 19, 2001

                     WHOLESALE AUTO RECEIVABLES CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                       333-10524          38-3082709
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(State or other jurisdiction of    Commission      (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                    19801
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  302-658-7851
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Items 1-4.  Not Applicable.

Item 5.      Other Events

               On January 18, 2001 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue the following: $750,000,000 Floating Rate Asset Backed Term Notes, Series 2001-A ("2001-A Term Notes"). Only the 2001-A Term Notes are offered hereby. The series term sheet is attached hereto as Exhibit 99.


Item 6.     Not applicable.

Item 7.     Exhibits.


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Exhibit 99. The  following  is filed as an  Exhibit to this  Report  under
            Exhibit 99.


               Series Term Sheet dated January 18, 2001, with respect to the proposed issuance of the Floating Rate Asset Backed Term Notes, Series 2001-A of Superior Wholesale Inventory Financing Trust VI.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               WHOLESALE AUTO RECEIVABLES CORPORATION
                               ----------------------------------------
                                             (Registrant)

                               s/  William F. Muir
                               ----------------------------------------
Dated:  January 19, 2001         William F. Muir, Chairman of the Board
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                                s/  John D. Finnegan
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Dated:  January 19, 2001        John D. Finnegan, President and Director
        ----------------

                                  EXHIBIT INDEX


Exhibit     Description                                            Page
-------     -----------                                            ----

99          Series Term Sheet dated January 18, 2001